Exhibit 99.2

Loews Corporation and Subsidiaries
PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
(Unaudited)

In August 2014, HighMount Exploration and Production Holding Corp. (“Holdco”), a wholly owned subsidiary of Loews Corporation (the “Company”), entered into an agreement to sell all of the membership interests of its wholly owned subsidiary, HighMount Exploration & Production LLC (“HighMount”), to privately held affiliates of EnerVest, Ltd. for $805 million, subject to adjustment. On September 30, 2014, Holdco completed the sale of HighMount and received proceeds of $794 million. As previously reported in the Company’s Form 10-Q for the six months ended June 30, 2014, the assets and liabilities of HighMount were reclassified as discontinued operations on the Consolidated Condensed Balance Sheets as of June 30, 2014 and December 31, 2013 and the results of operations were reported as discontinued operations in the Consolidated Condensed Statements of Income for the three and six months ended June 30, 2014 and 2013.

The unaudited pro forma balance sheet data as of June 30, 2014 is presented as if the disposition had occurred on June 30, 2014. The unaudited pro forma statements of income data for the six month period ended June 30, 2014, and the years ended December 31, 2013, 2012 and 2011 are presented as if the disposition occurred at the beginning of each period. The unaudited pro forma financial information is subject to adjustment and is presented for informational purposes only and does not purport to represent what the Company’s results of operations or financial position would actually have been if the transaction had in fact occurred on the dates discussed above. It also does not project or forecast the Company’s consolidated results of operations or financial position for any future date or period.

Loews Corporation and Subsidiaries
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(Unaudited)

		Pro Forma
June 30, 2014	Historical	Adjustments		Pro Forma
(Dollar amounts in millions, except per share data)

Assets:

Investments	$52,951			$52,951
Cash	277	$300	(a)	577
Receivables	8,441			8,441
Property, plant and equipment	14,133			14,133
Goodwill	355			355
Assets of discontinued operations	4,406	(813)	(b)	3,593
Other assets	1,681			1,681
Deferred acquisition costs of insurance subsidiaries	650			650
Total assets	$82,894	$(513)		$82,381

Liabilities and Equity:

Insurance reserves	$36,570			$36,570
Payable to brokers	815			815
Short term debt	974			974
Long term debt	9,828			9,828
Deferred income taxes	996	$18	(c)	1,014
Liabilities of discontinued operations	3,946	(603)	(b)	3,343
Other liabilities	4,410	42	(c)	4,452
Total liabilities	57,539	(543)		56,996

Commitments and contingent liabilities

Shareholders’ equity	19,857	30	(d)	19,887
Noncontrolling interests	5,498			5,498
Total equity	25,355	30		25,385
Total liabilities and equity	$82,894	$(513)		$82,381

Loews Corporation and Subsidiaries
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
(Unaudited)

		Pro Forma
Six Months Ended June 30, 2014	Historical	Adjustments (e)	Pro Forma
(In millions, except per share data)

Revenues:
Insurance premiums	$3,617		$3,617
Net investment income	1,174		1,174
Investment gains	28		28
Contract drilling revenues	1,335		1,335
Other	1,127		1,127
Total	7,281		7,281

Expenses:
Insurance claims and policyholders’ benefits	2,887		2,887
Amortization of deferred acquisition costs	664		664
Contract drilling expenses	765		765
Other operating expenses	1,657		1,657
Interest	248		248
Total	6,221		6,221
Income before income tax	1,060		1,060
Income tax expense	(248)		(248)
Income from continuing operations	812		812
Amounts attributable to noncontrolling interests	(244)		(244)
Income attributable to Loews Corporation
from continuing operations	$568	$-	$568

Basic and diluted income per share
from continuing operations	$1.47		$1.47

Dividends per share	$0.125		$0.125

Basic weighted average number of shares outstanding	386.53		386.53

Diluted weighted average number of shares outstanding	387.21		387.21

Loews Corporation and Subsidiaries
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
(Unaudited)

		Pro Forma
Year Ended December 31, 2013	Historical	Adjustments (f)	Pro Forma
(In millions, except per share data)

Revenues:
Insurance premiums	$7,271		$7,271
Net investment income	2,593		2,593
Investment gains (losses)	26	$(1)	27
Contract drilling revenues	2,844		2,844
Other	2,319	260	2,059
Total	15,053	259	14,794

Expenses:
Insurance claims and policyholders’ benefits	5,947		5,947
Amortization of deferred acquisition costs	1,362		1,362
Contract drilling expenses	1,573		1,573
Other operating expenses	3,664	543	3,121
Impairment of goodwill	636	584	52
Interest	442	17	425
Total	13,624	1,144	12,480
Income (loss) before income tax	1,429	(885)	2,314
Income tax (expense) benefit	(360)	310	(670)
Income (loss) from continuing operations	1,069	(575)	1,644
Amounts attributable to noncontrolling interests	(474)		(474)
Income (loss) attributable to Loews Corporation
from continuing operations	$595	$(575)	$1,170

Basic income per common share
from continuing operations	$1.53		$3.01

Diluted income per common share
from continuing operations	$1.53		$3.00

Dividends per share	$0.25		$0.25

Basic weighted average number of shares outstanding	388.64		388.64

Diluted weighted average number of shares outstanding	389.51		389.51

Loews Corporation and Subsidiaries
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
(Unaudited)

		Pro Forma
Year Ended December 31, 2012	Historical	Adjustments (f)	Pro Forma
(In millions, except per share data)

Revenues:
Insurance premiums	$6,882		$6,882
Net investment income	2,349		2,349
Investment gains	57		57
Contract drilling revenues	2,936		2,936
Other	2,328	$297	2,031
Total	14,552	297	14,255

Expenses:
Insurance claims and policyholders’ benefits	5,896		5,896
Amortization of deferred acquisition costs	1,274		1,274
Contract drilling expenses	1,537		1,537
Other operating expenses	4,006	919	3,087
Interest	440	14	426
Total	13,153	933	12,220
Income (loss) before income tax	1,399	(636)	2,035
Income tax (expense) benefit	(289)	223	(512)
Income (loss) from continuing operations	1,110	(413)	1,523
Amounts attributable to noncontrolling interests	(542)		(542)
Income (loss) attributable to Loews Corporation
from continuing operations	$568	$(413)	$981

Basic income per common share
from continuing operations	$1.44		$2.48

Diluted income per common share
from continuing operations	$1.43		$2.48

Dividends per share	$0.25		$0.25

Basic weighted average number of shares outstanding	395.12		395.12

Diluted weighted average number of shares outstanding	395.87		395.87

Loews Corporation and Subsidiaries
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
(Unaudited)

		Pro Forma
Year Ended December 31, 2011	Historical	Adjustments (f)	Pro Forma
(In millions, except per share data)

Revenues:
Insurance premiums	$6,603		$6,603
Net investment income	2,063		2,063
Investment losses	(52)	$(34)	(18)
Contract drilling revenues	3,254		3,254
Other	2,261	390	1,871
Total	14,129	356	13,773

Expenses:
Insurance claims and policyholders’ benefits	5,489		5,489
Amortization of deferred acquisition costs	1,176		1,176
Contract drilling expenses	1,549		1,549
Other operating expenses	3,167	245	2,922
Interest	522	46	476
Total	11,903	291	11,612
Income before income tax	2,226	65	2,161
Income tax expense	(532)	(23)	(509)
Income from continuing operations	1,694	42	1,652
Amounts attributable to noncontrolling interests	(632)		(632)
Income attributable to Loews Corporation
from continuing operations	$1,062	$42	$1,020

Basic and diluted income per share
from continuing operations	$2.62		$2.52

Dividends per share	$0.25		$0.25

Basic weighted average number of shares outstanding	404.53		404.53

Diluted weighted average number of shares outstanding	404.32		405.32

Loews Corporation and Subsidiaries
NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
(Unaudited)

(a)	To record proceeds from the disposition, net of payments for debt extinguishment and sale related fees.

(b)	To eliminate assets and liabilities of discontinued operations related to the sale of HighMount.

(c)	To record liabilities related to the sale and disposal of HighMount.

(d)	To adjust shareholders’ equity related to the sale of HighMount.

(e)	No pro forma adjustments were required for the six months ended June 30, 2014, since the results of operations for HighMount were presented as discontinued operations in the Company’s Form 10-Q.

(f)	To eliminate revenues and expenses related to the operations of HighMount. Income taxes are reported at the statutory rate.